UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2017

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On September 19, 2017, Fifth Third Bancorp’s Board of Directors approved and adopted the amended and restated Fifth Third Bancorp Code of Business Conduct and Ethics (the “Code”) attached hereto as Exhibit 14 and which will also be available on Fifth Third’s website at www.53.com. The Code is applicable to all officers, directors, employees and contractors of Fifth Third Bancorp and its subsidiaries and affiliates, including but not limited to Fifth Third’s principal executive officer, principal financial officer, principal accounting officer and controller. The revisions to the Code do not result in any waiver to any officer, director, employee or contractor of Fifth Third, explicit or implicit, from any provision of the Code as in effect prior to the Board’s action to amend and restate the Code.

The revisions to the Code expand guidance on topics previously addressed in separate Fifth Third policy documents. These include guidance with respect to diversity and inclusion; discrimination and harassment; workplace violence and substance abuse; fraud prevention and customer complaints; environmental sustainability; antitrust and competition; corporate travel and communications with the public about Fifth Third, among other matters. The Code was also revised to include additional examples that serve as learning aids for all officers, directors, employees and contractors. Notwithstanding these changes, the overriding ethical principles underling each provision of the prior Code remain substantively unchanged. Technical, administrative and other non-substantive revisions were also made to the Code.

The foregoing description of the amendments to the Code is qualified in its entirety by reference to the full text of the Code attached as Exhibit 14, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit 14 – Fifth Third Bancorp Code of Business Conduct and Ethics, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

September 25, 2017	/s/ Jelena McWilliams
Jelena McWilliams
Executive Vice President, Chief Legal Officer & Corporate Secretary